UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2021

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock, par value $0.0001 per share	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry Into a Material Definitive Agreement.

On June 26, 2021, FAT Brands Inc. (the “Company”), LS Global Franchise L.P. (“Seller”), and LS GFG Holdings Inc. (“GFG”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), on the terms and subject to the conditions of which the Company agreed to acquire all of the outstanding shares of GFG from Seller (the “Transaction”). GFG and its subsidiaries, including Global Franchise Group, LLC, franchise and operate a portfolio of five quick service restaurant concepts – Round Table Pizza, Great American Cookies, Hot Dog on a Stick, Marble Slab Creamery and Pretzelmaker. GFG also owns and operates a manufacturing and production facility which supplies franchisees with cookie dough, pretzel dry mix and other ancillary products.

The purchase price for the Transaction will be $442,500,000, payable by the Company at closing in the form of $350,500,000 in cash, $67,500,000 in shares of the Company’s Series B Cumulative Preferred Stock (the “Preferred Stock Consideration”), and $25,000,000 in shares of the Company’s Common Stock, subject to certain adjustments pursuant to the terms of the Purchase Agreement (the “Common Stock Consideration”). The number of shares deliverable as the Preferred Stock Consideration and Common Stock Consideration was determined based on the volume-weighted average trading price of the underlying shares for a period of ten trading days ending on June 25, 2021. Upon closing of the transactions contemplated by the Purchase Agreement, including the Transaction (the “Closing”), the Company will acquire GFG on a cash-free, debt free basis, subject to certain customary adjustments, including with respect to working capital, to be finalized no later than 90 days after the Closing.

The Company has agreed to register for resale the Common Stock Consideration to be issued to Seller at Closing, and to maintain the effectiveness of such registration for up to six years. In addition, Seller has agreed to a lock-up period of nine months following the Closing with respect to the Preferred Stock Consideration, during which time Seller may not offer, sell or transfer any interest in such shares. At Closing, the Company and Seller will enter into a Put/Call Agreement with respect to the Preferred Stock Consideration pursuant to which, for a period of nine months following the Closing, the Company will have the right to call from Seller all of the Preferred Stock Consideration, and Seller will have the right to put to the Company all of the Preferred Stock Consideration, in each case for a cash amount equal to $67,500,000 plus any accrued but unpaid dividends on such shares. The Company will have the option to defer the closing of a put transaction for up to 120 days following the end of the nine-month period, during which time the put price will accrue interest at the rate of 5.0% per annum, and the Company will provide Seller with the right to appoint one seat on the board of directors of the Company until Seller is fully paid.

The completion of the Transaction is subject to certain customary closing conditions, including the absence of any governmental order or injunction prohibiting any of the transactions contemplated by the Purchase Agreement, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, which will expire on July 21, 2021 unless extended by a request for additional information. The obligations of the Company and Seller to consummate the Transaction are also subject to certain additional closing conditions, including (i) the accuracy of the representations and warranties of the other parties in the Purchase Agreement (subject to certain materiality qualifiers, except with respect to fundamental representations and warranties) and (ii) the other parties’ compliance in all material respects with their respective covenants and agreements contained in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among others, that (i) GFG is obligated to operate its business in the ordinary course, subject to certain conditions, between the execution of the Purchase Agreement and the Closing, and (ii) GFG agrees not to engage in certain transactions between the execution of the Purchase Agreement and the Closing, except with the prior written consent of the Company (not to be unreasonably withheld or delayed). Seller and the Company are required to use their commercially reasonable efforts to satisfy their respective closing conditions that are in their reasonable control.

The Purchase Agreement may be terminated prior to the Closing upon the occurrence or non-occurrence of certain events, including by the Company or Seller if the Closing has not occurred within 120 days after the date of the Purchase Agreement, provided that no such termination may be made by a party if the failure to close shall be caused by the action or inaction of the terminating party. In addition, if the Purchase Agreement is terminated by the Company or Seller within certain timeframes due to the Company’s inability to complete its debt financing for the Transaction, the Company will be responsible to pay to Seller a reverse termination fee equal to two percent (2.0%) of the Purchase Price.

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The foregoing descriptions of the Purchase Agreement and Put/Call Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement and form of Put/Call Agreement, which are filed herewith as Exhibit 2.1 and incorporated herein by this reference. The Purchase Agreement has been filed to provide stockholders of the Company with information regarding its terms. It is not intended to provide any other information about the Company, GFG or Seller or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by the Company, GFG and Seller which were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (ii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder of the Company may view as material, and (iii) may have been made only as of the date of the Purchase Agreement or as of another date specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders of the Company should not rely upon representations and warranties of the parties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller, GFG or their respective subsidiaries and affiliates.

Item 7.01 Regulation FD Disclosure.

On June 28, 2021, the Company issued a press release announcing that it has entered into a definitive agreement to acquire GFG. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K, including exhibits filed or furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the ability of the Company to complete the acquisition of GFG, the future financial performance and growth of the Company following the acquisition of GFG, including the Company’s EBITDA and system-wide sales following the acquisition, and the Company’s ability to conduct future accretive and successful acquisitions. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the Company’s ability to successfully integrate and exploit the synergies of the acquisition, the Company’s ability to grow and expand revenues and earnings following the acquisition, and uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond the Company’s control, and could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks, uncertainties and contingencies. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company will file the financial statements of GFG as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

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(b) Pro Forma Financial Information.

The Company will file pro forma financial information as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit	Description
2.1 *†	Stock Purchase Agreement, dated June 26, 2021, by and among FAT Brands Inc., LS GFG Holdings Inc., and LS Global Franchise L.P.
99.1	Press release, dated June 28, 2021

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

† Certain confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2021

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer

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